UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

PROFUSA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41177	86-3437271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PFSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Increase in Authorized Shares

As discussed in greater detail in Item 5.07 below, on October 20, 2025, at the Special Meeting of Stockholders (the “Meeting”) of Profusa, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, to increase the Company’s authorized number of shares of common stock, par value $0.0001 per share, from 300,000,000 shares to 600,000,000 shares. On October 20, 2025 following the Meeting, the Company filed the Amendment with the Secretary of State of the State of Delaware, which became effective when filed on October 20, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Meeting, initially convened and adjourned on October 7, 2025, was reconvened virtually on October 20, 2025, at www.cleartrustonline.com/pfsa, pursuant to notice duly given. Definitive proxy materials relating to the Meeting were filed with the Securities and Exchange Commission on September 23, 2025, and were transmitted to all stockholders that held of record as of September 22, 2025 (the “Record Date”). As of the close of business on the Record Date there were 40,859,307 shares of the Company's Common Stock outstanding, each share being entitled to one vote. At the Meeting, the holders of 19,159,413 shares of the Company's Common Stock were represented in person or by proxy, constituting a quorum.

The stockholders were asked to approve, for the purpose of complying with the applicable provisions of The Nasdaq Stock Market LLC Listing Rule 5635(d), the potential issuance in excess of 19.99% of outstanding shares of common stock upon the conversion of certain senior secured convertible notes. The stockholders voted to approve the proposal at the Meeting. The vote was as follows:

FOR	AGAINST	ABSTAIN
18,296,205	858,635	4,573

The stockholders were also asked to approve an amendment to the Company’s amended and restated Certificate of Incorporation to increase the authorized number of shares of common stock from 300,000,000 shares to 600,000,000. The stockholders voted to approve the proposal at the Meeting. The vote was as follows:

FOR	AGAINST	ABSTAIN
17,968,659	1,140,322	20,432

No other actions were taken at the meeting.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2025	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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